UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2013

Warner Chilcott Public Limited Company
(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands
Dublin 2, Ireland
(Address of Principal Executive Offices)

+353.1.897.2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On September 10, 2013, Warner Chilcott Public Limited Company, a public limited company organized under the laws of Ireland (“Warner Chilcott”), held a special court-ordered meeting of shareholders (the “Court Meeting”) and an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), in each case relating to the pending acquisition of Warner Chilcott by Actavis, Inc., a Nevada corporation (“Actavis”), through Actavis Limited, a new holding company incorporated in Ireland that will be renamed Actavis plc (“New Actavis”). The acquisition of Warner Chilcott will be effected by means of a “scheme of arrangement” under Irish law.  Warner Chilcott’s shareholders approved each of the proposals at the Court Meeting and the Extraordinary General Meeting required to approve and implement the scheme of arrangement.

A quorum was present at each of the Court Meeting and the Extraordinary General Meeting.  Abstentions are considered present for purposes of determining a quorum.  Because the votes required to approve the proposals at the Court Meeting and the Extraordinary General Meeting are based on votes properly cast at the applicable meeting, and because abstentions are not considered votes properly cast, abstentions have no effect on such proposals.

The final results of voting on each of the items submitted to a vote of Warner Chilcott’s shareholders at the Court Meeting and the Extraordinary General Meeting are as follows:

Court Meeting

Proposal 1: To approve the scheme of arrangement.

Warner Chilcott shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
188,677,027	99.95%	85,925	0.04%	3,827,017

The Warner Chilcott shares voted in favor of and against the proposal represented 75.11% and 0.03%, respectively, of the 251,198,538 Warner Chilcott shares outstanding as of the record date and entitled to vote at the Court Meeting.

In addition, of the 63 registered holders voting on the proposal, 60 registered holders (or 95.23%) voted in favor of the proposal and 3 registered holders (or 4.76%) voted against the proposal.

Extraordinary General Meeting

Proposal 1: To approve the scheme of arrangement and authorize the directors of Warner Chilcott to take all such actions as they consider necessary or appropriate for carrying the scheme of arrangement into effect.

Warner Chilcott shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
188,677,600	99.95%	86,256	0.04%	3,826,113

Proposal 2: To approve the cancellation of any Warner Chilcott ordinary shares in issue prior to 10:00 p.m., Irish time, on the day before the Irish High Court hearing to sanction the scheme.

Warner Chilcott shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
188,775,398	99.95%	89,289	0.04%	3,725,282

Proposal 3: To authorize the directors of Warner Chilcott to allot and issue new Warner Chilcott shares, fully paid up, to New Actavis in connection with effecting the scheme.

Warner Chilcott shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
188,741,660	99.93%	127,506	0.06%	3,720,803

Proposal 4: To amend the articles of association of Warner Chilcott so that any ordinary shares of Warner Chilcott that are issued at or after 10:00 p.m., Irish time, on the last business day before the scheme becomes effective are acquired by New Actavis for the scheme consideration.

Warner Chilcott shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
188,668,952	99.95%	88,167	0.04%	3,832,850

Proposal 5: To approve the creation of distributable reserves by reducing all of the share premium of New Actavis resulting from the issuance of New Actavis ordinary shares pursuant to the scheme.

Warner Chilcott shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
188,784,783	99.95%	85,103	0.04%	3,720,083

Proposal 6: To approve, on a non-binding advisory basis, specified compensatory arrangements between Warner Chilcott and its named executive officers relating to the transaction.

Warner Chilcott shareholders did not approve the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For		Against		Abstain
65,611,952	34.85%	122,635,627	65.14%	4,342,390

At the Extraordinary General Meeting, the following proposal was not submitted to a vote of Warner Chilcott’s shareholders and was not voted upon because there were sufficient proxies at the time of the Extraordinary General Meeting voting in favor of all the proposals necessary to approve and implement the scheme of arrangement:

Proposal 7: To adjourn the Extraordinary General Meeting, or any adjournments thereof, to another time and place if necessary or appropriate (i) to solicit additional proxies if there are insufficient votes at the time of the Extraordinary General Meeting to approve the scheme of arrangement, or the other resolutions set out at 2 through 6 above, (ii) to provide to Warner Chilcott shareholders any supplement or amendment to the joint proxy statement/prospectus and/or (iii) to disseminate any other information which is material to Warner Chilcott shareholders voting at the Extraordinary General Meeting.

Item 8.01.   Other Events.

On September 10, 2013, Warner Chilcott and Actavis issued a joint press release announcing the results of their respective special meetings of shareholders. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued September 10, 2013

Warner Chilcott Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements, including statements concerning the proposed transaction with Actavis, Warner Chilcott’s industry, Warner Chilcott’s operations, Warner Chilcott’s anticipated financial performance and financial condition and Warner Chilcott’s business plans, growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by Warner Chilcott’s management that, although Warner Chilcott believes to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by Warner Chilcott’s forward-looking statements: the timing to consummate the proposed transaction with Actavis; the risk that a condition to closing of the proposed transaction with Actavis may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction with Actavis is delayed, is not obtained or is obtained subject to conditions that are not anticipated; New Actavis’ ability to achieve the synergies and value creation contemplated by the proposed acquisition; New Actavis’ ability to promptly and effectively integrate Actavis’ and Warner Chilcott’s businesses; the diversion of management time on transaction-related issues; Warner Chilcott’s substantial indebtedness, including increases in the LIBOR rates on its variable-rate indebtedness above the applicable floor amounts; competitive factors and market conditions in the industry in which Warner Chilcott operates, including the approval and introduction of generic or branded products that compete with its products; Warner Chilcott’s ability to protect its intellectual property; a delay in qualifying any of Warner Chilcott’s manufacturing facilities that produce its products, production or regulatory problems with either its own manufacturing facilities or those of third party manufacturers, packagers or API suppliers upon whom Warner Chilcott may rely for some of its products or other disruptions within Warner Chilcott’s supply chain; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems and regulatory reforms, and the continued consolidation of the distribution network through which Warner Chilcott sells its products; changes in tax laws or interpretations that could increase Warner Chilcott’s consolidated tax liabilities; government regulation, including U.S. and foreign health care reform, affecting the development, manufacture, marketing and sale of pharmaceutical products, including Warner Chilcott’s ability and the ability of companies with whom it does business to obtain necessary regulatory approvals; adverse outcomes in Warner Chilcott’s outstanding litigation, regulatory investigations or arbitration matters or an increase in the number of such matters to which it is subject; the loss of key senior management or scientific staff; Warner Chilcott’s ability to manage the growth of its business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; Warner Chilcott’s ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of its existing products; and the other risks identified in Warner Chilcott’s periodic filings, including its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, and from time-to-time in its other investor communications.  Warner Chilcott cautions you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in Warner Chilcott’s forward-looking statements may not occur. Warner Chilcott undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Statement Required by the Irish Takeover Rules

The directors of Warner Chilcott accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Deutsche Bank Securities Inc. is acting for Warner Chilcott as financial advisor and is not acting as financial advisor to anyone else in connection with the matters referred to in this communication and will not be responsible to anyone other than Warner Chilcott in connection therewith for providing advice in relation to the matters referred to in this communication. Deutsche Bank Securities Inc. has delegated certain of its financial advisory functions and responsibilities to Deutsche Bank AG, acting through its London branch. Deutsche Bank AG, acting through its London branch is performing such delegated functions and responsibilities exclusively for Warner Chilcott and is not acting as a financial adviser for any other person in connection with the matters referred to in this communication and will not be responsible to any such other person for providing advice in relation to the matters referred to in this communication. Deutsche Bank AG is authorised under German Banking Law (competent authority: BaFin – Federal Financial Supervisory Authority) and authorised and subject to limited regulation by the Financial Conduct Authority. Details about the extent of Deutsche Bank AG’s authorization and regulation by the Financial Conduct Authority are available on request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2013

WARNER CHILCOTT PUBLIC LIMITED COMPANY
By:	/s/ Paul Herendeen
	Name:	Paul Herendeen
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued September 10, 2013